EXHIBIT 32.1

AIRTRAN HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of AirTran Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2005, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph B. Leonard, Chairman and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2005	By:	/s/ JOSEPH B. LEONARD
Joseph B. Leonard Chairman and Chief Executive Officer